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                                                                   Exhibit 23(b)

                           CONSENT OF STIKEMAN ELLIOTT

         We hereby consent to the reference to us and to our opinion in the Registration Statement of Intertape Polymer Group Inc. on Form S-8. We also consent to the inclusion of this consent in the Registration Statement.

                                      STIKEMAN ELLIOTT


                                      By: /s/ Michael L. Richards
                                          --------------------------------------

                                                August 14, 2001